Exhibit 99.2 Acquisition of First Source Electronics September 18, 2019 COMMERCIAL VEHICLE GROUP

Forward Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the Company’s ability to recognize synergies from the reorganization of the segments; (vii) the Company’s failure to successfully manage any divestitures; (viii) the impact of changes in governmental regulations on the Company's customers or on its business; (ix) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (x) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xi) the Company’s ability to comply with the financial covenants in its debt facilities; (xii) fluctuation in interest rates relating to the Company’s debt facilities; (xiii) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xiv) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xv) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvi) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xvii) changes to domestic manufacturing initiatives; and (xviii) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business; and (xix) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2018. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. Page | 2 COMMERCIAL VEHICLE GROUP, INC.

Strategic Rationale Diversify Customers Aligns with CVG’s Attractive & Markets Growth Strategy Fundamentals • Enhances exposure to • Enhances high-complexity, • Accretive to operating industrial, military and low- to medium-volume income and earnings per transportation markets business model share in year one • Provides cross-selling • Digitalization, connectivity • Exposure to growing opportunities and new and other power & data warehouse automation customers applications present market • Extends CVG’s Global meaningful growth Footprint opportunities for CVG FSE Delivers on CVG’s Strategic Acquisition Criteria Page | 3 COMMERCIAL VEHICLE GROUP, INC.

Transaction Details Total cash consideration as much as $44.75 million, $34 million at closing and remainder paid at 12, 18, and 36 months Funded using domestic cash on hand and $2 million availability under our revolving credit facility Minimal impact on net leverage; remain less than 2x net debt-to-EBITDA post transaction Diversifies CVG end markets thereby enhancing cross-selling synergies Page | 4 COMMERCIAL VEHICLE GROUP, INC.

FSE Overview Key Financial Data Manufacturing Facility • 2018 Revenue $38 million • Located in Elkridge, Maryland • June 2019 trailing twelve • State of the art facility month revenue $46 million provides responsive and high- quality service Revenue by End Market • Dedicated electro-mechanical assembly cells provide safe manufacturing environment 2% 18% 23% Military Industrial Transport Other 57% Page | 5 COMMERCIAL VEHICLE GROUP, INC.

Robust Product Offering FSE delivers high-mix, low to medium volume electronic and electro-mechanical manufacturing solutions for customers in highly demanding markets where reliability and peak performance are critical Key Products and Services Military Box Builds Mechanical Systems Sub Assemblies Control Panels Military Connector Design for Wire Harnesses Point to Point Cables Manufacturability Page | 6 COMMERCIAL VEHICLE GROUP, INC.

Diverse Customers and Markets FSE serves a diverse range of market segments including industrial, transportation and military with customers that include several Fortune 500 companies Industrial Transportation Military • Portfolio of control • Long-term • Complex military panels, cable and customer communications electromechanical relationships equipment assemblies, • Railway braking, • Highly technical communications electronic control assemblies equipment and and HVAC systems electromechanical assemblies Page | 7 COMMERCIAL VEHICLE GROUP, INC.

Appendix COMMERCIAL VEHICLE GROUP, INC.

Questions & Answers Which Segment will FSE be part of? • FSE will roll up to the Company’s Electrical Systems Segment How does FSE strategically fit with your long-term strategy for Electrical Systems Segment? • FSE is a strong electrical service and solutions provider; it enhances CVG’s exposure to the industrial, military and transportation markets What operating income margins do you expect from this transaction? • Margins are expected to be in-line with Electrical Systems segment margins Will CVG continue to pursue acquisitions, and if so, how will they be funded? • CVG will continue to explore opportunities in support of our strategy; for the right opportunity, we would explore financing arrangements at that time Page | 9 COMMERCIAL VEHICLE GROUP, INC.